UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020

GI DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55195	84-1621425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 51915

Boston, MA 02205

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 357-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value US$0.01	GID.ASX	Australia Securities Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On January 13, 2020, GI Dynamics, Inc. (the “Company”) received an aggregate amount equal to US$4,596,893 in connection with the funding required pursuant to a senior unsecured convertible promissory note (the “August 2019 Note”) in an aggregate principal amount of US$4,596,893 issued pursuant to the terms and conditions of that certain Securities Purchase Agreement, dated as of August 21, 2019 (as amended, restated, supplemented, or otherwise modified from time to time, the “August 2019 SPA”), by and between the Company and Crystal Amber Fund Limited, as holder (“Crystal Amber”). The August 2019 Note is convertible into a maximum of 229,844,650 CHESS Depositary Interests (“CDIs”) (with each CDI representing 1/50th of a share of common stock) or 4,596,893 shares of common stock. In connection with the funding of the August 2019 Note, the Company also issued Crystal Amber a warrant to purchase up to 229,844,650 CDIs, or up to 4,596,893 shares of common stock (the “August 2019 Warrant”), at an exercise price per CDI equal to US$0.02, subject to adjustment as provided in the August 2019 Warrant. Crystal Amber is the Company’s largest stockholder. The conversion feature of the August 2019 Note and issuance of the securities underlying the August 2019 Warrant was approved by stockholders on December 16, 2019.

The foregoing description of the August 2019 Note and the August 2019 Warrant does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the August 2019 Note and the August 2019 Warrant, each of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth under Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The securities issued to Crystal Amber were all issued in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the funding of the August 2019 Note and issuance of the August 2019 Warrant is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Senior Unsecured Convertible Promissory Note, dated August 21, 2019, between GI Dynamics, Inc. and Crystal Amber Fund Limited, incorporated by reference to Exhibit 10.4 of GI Dynamics, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on November 8, 2019.

10.2	Form of Warrant to Purchase up to 229,844,650 CHESS Depositary Interests of GI Dynamics, Inc., between GI Dynamics, Inc. and Crystal Amber Fund Limited, incorporated by reference to Exhibit 10.5 of GI Dynamics, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on November 8, 2019.

99.1	Press Release of GI Dynamics, Inc. dated January 14, 2020 (Australian Eastern Standard Time)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GI DYNAMICS, INC.

Dated: January 16, 2020	/s/ Charles Carter
Charles Carter
Chief Financial Officer

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